UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of the earliest event reported) October 14, 2004

                         Commission File Number 0-23081

                             FARO TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                   Florida                                59-3157093
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(State or Other Jurisdiction of Incorporation) (IRS Employer Identification No.)

125 TECHNOLOGY PARK, LAKE MARY, FLORIDA                    32746
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (407) 333-9911
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01. Regulation FD Disclosure
Item 2.02. Results of Operations and Financial Condition

      The following information is being furnished under Item 9 and Item 12 of Form 8-K: Press releases by FARO Technologies, Inc., subject: FARO's New Orders Grow 35% in the Third Quarter. A copy of the first press release is attached as
Exhibit 99.1 to this Form 8-K. In this press release there was a typographical error in the second line of the first paragraph where we referred to new orders in the second quarter, which should have read third quarter. A copy of the second press release pointing out the correction is attached as Exhibit 99.2 to this Form 8-K.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                       FARO TECHNOLOGIES, INC.

                                       By: /s/ Gregory A. Fraser
                                           -------------------------------------
                                           Gregory A. Fraser
                                           Executive Vice President, Secretary,
                                           and Treasurer

Date: October 14, 2004


                                  EXHIBIT INDEX

Exhibit Number             Description
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99.1                       Press Release, dated October 14, 2004
99.2                       Press Release, dated October 14, 2004